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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 1, 2001



                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                         1-1136                    22-079-0350
(State or Other                (Commission File              (IRS Employer
Jurisdiction of                    Number)                  Identification
 Incorporation)                                                 Number)



                                 345 Park Avenue
                               New York, NY, 10154
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 546-4000



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          On October 1, 2001, Bristol-Myers Squibb Company, a Delaware corporation (the "Purchaser"), completed the purchase of E.I. du Pont de Nemours and Company's ("DuPont") pharmaceutical business, including DuPont Pharmaceuticals Company, a Delaware general partnership, DuPont Contrast Imaging, Inc., a Delaware corporation, DuPont Pharmaceutical Research Labs, Inc., a Delaware corporation, DuPont Pharma, Ltd., a Bermuda corporation, and their respective subsidiaries (the "Business"). The Business researches, develops, manufactures and markets pharmaceutical products.

          The Purchaser paid DuPont approximately $7.8 billion in cash in the acquisition. The purchase price was determined by arm's length negotiations between the Purchaser and DuPont and was funded by long term debt financing, commercial paper facilities and internal funds. The press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business to be Acquired

          Previously Reported in Form 8-K/A filed with the Commission on September 20, 2001.

     (b)  Pro Forma Financial Information

          Previously Reported in Form 8-K/A filed with the Commission on September 25, 2001 and in Form 8-K/A filed with the Commission on September 20, 2001.

     (c)  Exhibits


Exhibit No.           Description
-----------           -----------

     2.1 Purchase Agreement between E.I. du Pont de Nemours and Company, DuPont Pharma, Inc., DuPont Pharmaceuticals Company, DuPont Electronic Materials, Inc., DuPont Diagnostics Inc. and Purchaser dated June 7, 2001 (incorporated by reference to Exhibit 99.1 to Purchaser's 10-Q filed with the Commission on August 14,
                      2001)

     2.2 Amendment to Purchase Agreement between E.I. du Pont de Nemours and Company, DuPont Pharma, Inc., DuPont Pharmaceuticals Company, DuPont Electronic Materials, Inc., DuPont Diagnostics Inc. and Purchaser dated October 1, 2001

     99.1             Press Release dated October 2, 2001




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Bristol-Myers Squibb Company,



                                        By:   /s/ Sandra Leung
                                              ----------------------------------
                                              Name:   Sandra Leung
                                              Title:  Secretary


Date:  October 11, 2001


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

2.1            Purchase Agreement between E.I. du Pont de Nemours and
               Company, DuPont Pharma, Inc., DuPont Pharmaceuticals
               Company, DuPont Electronic Materials, Inc., DuPont
               Diagnostics Inc. and Purchaser dated June 7, 2001 (incorporated by reference to Exhibit 99.1 to Purchaser's 10-Q filed with the Commission on August 14, 2001)

2.2 Amendment to Purchase Agreement between E.I. du Pont de Nemours and Company, DuPont Pharma, Inc., DuPont
               Pharmaceuticals Company, DuPont Electronic Materials, Inc., DuPont Diagnostics Inc. and Purchaser dated October 1, 2001

99.1           Press Release dated October 2, 2001